UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 16, 2009
PALL CORPORATION
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	001- 04311 (Commission file number)	11-1541330 (I.R.S. Employer Identification No.)

2200 Northern Boulevard, East Hills, NY (Address of principal executive offices)	11548 (Zip Code)
(516) 484-5400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Company Arrangement of Certain Officers.
ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
ITEM 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EX-3.II
EX-99

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Company Arrangement of Certain Officers.
     On July 16, 2009, the Board of Directors (the “Board”) of Pall Corporation (the “Registrant”) increased the number of directors on the Board from eleven to twelve and elected Robert B. Coutts as a Director effective immediately. Mr. Coutts, until his retirement in 2008, was an Executive Vice President of Lockheed Martin Corporation. A copy of the press release announcing Mr. Coutts’ election is attached hereto as Exhibit 99 and is incorporated herein by reference. The Board has not yet appointed Mr. Coutts to any committee of the Board. Mr. Coutts will receive compensation as a non-employee member of the Board as described in the proxy statement for the Registrant’s 2008 annual meeting of shareholders under “Director Compensation for Fiscal Year 2009”.
ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective July 16, 2009, the Board approved amendments to the Registrant’s By-laws relating to (i) the increase in the size of the Board as discussed above in Item 5.02 of this Form 8-K, and (ii) the indemnification of directors, executive officers and other employees of the Registrant.
     The amendments with respect to indemnification provide that the rights to indemnification and advancement of expenses conferred upon the Registrant’s directors, officers and other persons entitled to indemnification pursuant to Section 7.01 of the Registrant’s By-laws are contractual in nature. They further provide that such rights are fully vested upon (i) the adoption of the amendments, for current directors, officers and employees and (ii) the commencement of services for directors, officers and employees whose service commences after the date of the adoption of the amendments. Finally, the amendments provide that a limitation, reduction or elimination of indemnification rights that results from a decision by the Board that an individual is no longer designated an elected officer will not be effective until 60 days following notice of such action to the affected person.
     The foregoing description of the amendments to the Registrant’s By-laws is qualified in its entirety by reference to the full text of the By-laws, a copy of which is attached hereto as Exhibit 3(ii) and incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
3(ii)	Registrant’s By-laws, as amended through July 16, 2009

99	Press Release issued by the Registrant on July 20, 2009

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pall Corporation
/s/ Francis Moschella
July 22, 2009	Francis Moschella
Vice President — Corporate Controller Chief Accounting Officer

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INDEX TO EXHIBITS

Exhibit
Number	Description

3(ii)	Registrant’s By-laws, as amended through July 16, 2009

99	Press Release issued by the Registrant on July 20, 2009

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